Exhibit 4.4

STEAKHOUSE PARTNERS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: 25,000,000 COMMON SHARES, $.01 PAR VALUE

This Certifies That SEE REVERSE FOR

CERTAIN DEFINITIONS CUSIP 857875207 Is The Owner Of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE OF Steakhouse Partners, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

PRESIDENT	SECRETARY

COUNTERSIGNED: CORPORATE STOCK TRANSFER, INC.

3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By:

Transfer Agent and Registrar Authorized Officer

Steakhouse Partners, Inc.

Corporate Stock Transfer, Inc.

Transfer Fee: As Required

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of

survivorship and not as tenants

in common

UNIF GIFT MIN ACT - Custodian for

(Cust.) (Minor)

under Uniform Gifts to Minors

Act of

(State)

Additional abbreviations may also be used though not in the above list.

For value received hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated 20

SIGNATURE GUARANTEED:

X

X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.